Exhibit 10.4

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of                          , 2013, is entered into between Silvercrest Asset Management Group Inc., a Delaware corporation (the “Company”), and the undersigned (the “Seller”).

W  I  T  N  E  S  S   E  T  H:

WHEREAS, Seller is an existing limited partner (a “Limited Partner”) of Silvercrest L.P., a Delaware limited partnership (the “Partnership”), pursuant to that certain Amended and Restated Limited Partnership Agreement of the Partnership, dated as of April 15, 2009 (the “Partnership Agreement”), and owns that number of units of the Partnership, as set forth on Schedule 1 (the “Units”);

WHEREAS, pursuant to an initial public offering (“IPO”), as described in that certain registration statement of the Company on Form S-1 (File No. 333-            ), as amended by the pre-effective amendments thereto (the “Registration Statement”), it is currently contemplated that shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), shall be offered and sold to the public;

WHEREAS, prior to the consummation of the IPO, the Partnership intends to effect a reorganization whereby Silvercrest GP LLC, a Delaware limited liability company (“GP LLC”), the current general partner of the Partnership, will distribute all of the units of the Partnership that GP LLC owns to its members and following such distribution, all units of the Partnership held by Limited Partners will be converted into Class B units of the Partnership (the “Class B Units”);

WHEREAS, immediately following the distribution described above, GP LLC will transfer its general partnership interest in the Partnership to the Company and the Company will become the general partner of the Partnership;

WHEREAS, as described in the Registration Statement, upon the closing of the IPO (the “IPO Closing”), the Company intends to use certain net proceeds of the IPO to purchase Class B Units held by certain Limited Partners from such Limited Partners;

WHEREAS, Seller wishes to sell to the Company, and the Company wishes to purchase from Seller, a number of Class B Units set forth on Schedule 1 (the “Selling Class B Units”), subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

SALE OF SELLING CLASS B UNITS

Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 1.03), Seller shall sell, transfer and assign to the Company, and the Company shall purchase from Seller, all of Seller’s right, title and interest in and to the Selling Class B Units. The purchase price per share for each of the Selling Class B Units shall be an amount equal to the public offering price of the Class A Common Stock in connection with the IPO minus the per share amount of offering expenses incurred by the Company as determined in good faith by the Company (“Price Per Unit”).

The aggregate purchase price for the Selling Class B Units shall be calculated by multiplying the number of Selling Class B Units by the Price Per Unit, rounded to the nearest cent (the “Purchase Price”).

Section 1.02 Ancillary Agreement. In connection with the transaction contemplated by this Agreement, on the date hereof, Seller has delivered to the Company a fully executed version of the Power of Attorney, in the form set forth on Exhibit A hereto (the “Power of Attorney”).

Section 1.03 Closing. Subject to the terms and conditions contained in this Agreement, the purchase and sale of the Selling Class B Units contemplated hereby shall take place at a closing (the “Closing”) to be held immediately after the IPO Closing (the “Closing Date”) at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY 10022, or at such other place or on such other date as the Company and Seller may mutually agree upon in writing.

Section 1.04 Closing Deliveries.

(a) At the Closing, Seller shall surrender to the Company, against receipt of the Purchase Price, the Selling Class B Units, free and clear of all Encumbrances (as defined herein), accompanied by an instrument of transfer duly executed in blank.

(b) At the Closing, the Company shall deliver, against receipt of the instrument of assignment, the Purchase Price by wire transfer of immediately available funds to Seller to the account set forth on Schedule 1.3(b).

Section 1.05 Closing Conditions.

(a) Conditions to the Obligations of the Company and Seller. The obligations of the Company to purchase the Selling Class B Units, and Seller to sell the Selling Class B Units, shall be subject to the consummation of the IPO Closing.

(b) Conditions to the Obligations of the Company. The obligations of the Company to purchase the Selling Class B Units shall be subject to the occurrence of the following:

(i) the representations and warranties of Seller in Article 3 hereof being true and correct on and as of the Closing Date with the same effect as though made at and as of such date; and

(ii) Seller remains a Limited Partner of the Partnership as of the Closing Date.

(c) Conditions to the Obligations of Seller. The obligations of Seller to sell the Selling Class B Units shall be subject to the representations and warranties of the Company in Article 2 being true and correct on and as of the Closing Date with the same effect as though made at and as of such date.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In order to induce Seller to enter into this Agreement and to consummate the transactions contemplated hereunder, the Company hereby represents and warrants, as of the Closing, to Seller as follows:

Section 2.01 Corporate Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

Section 2.02 Authorization. The Company has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by Seller and, if Seller is an entity, due authorization by Seller) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 2.03 Unregistered Units. The Company is acquiring the Selling Class B Units solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. The Company acknowledges that the Selling Class B Units are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and that the Selling Class B Units may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

Section 2.04 Consents or Approvals. No governmental, administrative or other third party consents or approvals are required by or with respect to the Company in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

Section 2.05 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

Section 2.06 No Conflicts. The execution, delivery and performance by Buyer of this Agreement do not conflict with, violate or result in the breach of, or create any Encumbrance on the Selling Class B Units pursuant to any agreement, instrument, order, judgment, decree, law or governmental regulation to which Buyer is a party or is subject or by which the Selling Class B Units are bound.

Section 2.07 No Injunctions. There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Buyer, threatened against or by Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

In order to induce the Company to enter into this Agreement and to consummate the transactions contemplated hereunder, Seller represents and warrants to the Company as follows:

Section 3.01 Existence. If Seller is an entity, Seller is a duly organized, validly existing corporation, limited liability company or limited partnership, as the case may be, and in good standing under the laws of the jurisdiction of its incorporation or formation.

Section 3.02 Authorization. Seller has all requisite power and authority, and, if Seller is an individual, legal capacity, to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. If Seller is an entity, Seller has obtained all necessary corporate, limited liability company, or partnership approvals, as the case may be, for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming due authorization, execution and delivery by the Company) constitutes Seller’s legal, valid and binding obligation, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 3.03 Ownership of Units. The Selling Class B Units are owned of record and beneficially by Seller, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (collectively, the “Encumbrances”) other than as set forth in the Partnership Agreement. Upon consummation of the transactions contemplated by this Agreement, the Company shall own the Selling Class B Units, free and clear of all Encumbrances.

Section 3.04 No Conflicts. The execution, delivery and performance by Seller of this Agreement do not conflict with, violate or result in the breach of, or create any Encumbrance on the Selling Class B Units pursuant to any agreement, instrument, order, judgment, decree, law or governmental regulation to which Seller is a party or is subject or by which the Selling Class B Units are bound.

Section 3.05 Consents or Approvals. No governmental, administrative or other third party consents or approvals are required by or with respect to Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

Section 3.06 No Injunctions. There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of Seller, threatened against or by Seller that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

Section 3.07 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

Section 3.08 Ancillary Agreement. Seller has delivered to the Company a fully executed Power of Attorney.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Notices, Etc. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile (provided a copy is thereafter promptly delivered as provided in this Section 4.05) or nationally recognized overnight courier, addressed to such party at the address or facsimile number set forth below or such other address or facsimile number as may hereafter be designated in writing by such party to the other parties:

(a) if to the Company, to:

Silvercrest Asset Management Group Inc.

1330 Avenue of the Americas

38th Floor

New York, NY 10019

(T) (212) 649-0600

(F) (212) 649-0606

Attention: General Counsel

with a copy to:

Bingham McCutchen LLP

399 Park Avenue

New York, New York 10022

(T) (212) 705-7000

(F) (212) 752-5378

Attention: Floyd I. Wittlin, Esq.

(b) if to Seller, to the address and facsimile number set forth in the records of the Company.

All such notices, requests, demands, waivers and other communications shall be deemed to have been given and received (i) if by personal delivery or telecopy, on the day of such delivery, (ii) if by first-class, registered or certified mail, on the fifth business day after the mailing thereof or (iii) if by reputable overnight delivery service, on the day delivered.

Section 4.02 Amendments, Waivers. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the rights at a later time to enforce the same. No waiver by any party of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement.

Section 4.03 Severability. If the final determination of a court of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 4.04 Third Party Beneficiaries. Nothing in this Agreement is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 4.05 Representatives, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their respective legatees, legal representatives, successors and assigns.

Section 4.06 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF). The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the United States District Court for the Southern District of New York and the courts of the state of New York sitting in the County of New York (and any court to which an appeal therefrom may be taken), this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

Section 4.07 Submission to Jurisdiction; Waiver of Immunity. Seller, for itself and its successors and assigns, hereby irrevocably waives (a) any objection, and agrees not to assert, as a defense in any legal or equitable action, suit or proceeding against Seller arising out of or relating to this Agreement or any transaction contemplated hereby or the subject matter of any of the foregoing, that (i) it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable before such arbitral body or in said courts, (ii) the venue thereof may not be appropriate and (iii) the internal laws of the State of Delaware do not govern the validity, interpretation or effect of this Agreement, (b) any immunity from jurisdiction to which it might otherwise be entitled in any such arbitration, action, suit or proceeding which may be instituted for specific performance before any state or federal court in the State of Delaware or the State of New York and (c) any immunity from the maintaining of an action against it to enforce any judgment for money obtained in any such arbitration, action, suit or proceeding and, to the extent permitted by applicable law, any immunity from execution.

Section 4.08 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 4.09 Survival. All representations, warranties and covenants contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder.

Section 4.10 Expenses. All costs and expenses (including all fees and disbursements of counsel, financial advisors and accountants) incurred in connection with the negotiation and preparation of this Agreement, the performance of the terms of this Agreement and the consummation of the transactions contemplated by this Agreement, shall be paid by the respective party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 4.11 Further Assurances. Each party shall execute, deliver, acknowledge and file such other documents and take such further actions as may be reasonably requested from time to time by the other party hereto to give effect to and carry out the transactions contemplated herein.

Section 4.12 Counterparts. This Agreement may be executed in any number of counterparts, including electronic counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument, it being understood that both parties need not sign the same counterpart.

Section 4.13 Entire Agreement. This Agreement and the documents, schedules and exhibits referred to herein contain the entire understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 4.14 Construction. This Agreement shall be decided by a court of law and shall not be construed against the drafters of this Agreement.

Section 4.15 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “included”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

Section 4.16 Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have caused this Agreement to be executed and delivered in their respective names as of the date and year first written above.

THE COMPANY:

SILVERCREST ASSET MANAGEMENT GROUP INC.

By:
Name:
Title:

SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT

SELLER:

[Limited Partner]

SIGNATURE PAGE TO PURCHASE AND SALE AGREEMENT

SCHEDULE 1

Seller	Units	Selling Class B Units

SCHEDULE 1.3(b)

SELLER WIRE TRANSFER INFORMATION

Pay to:

Account No.:

Account Name:

ABA Number:

Reference:

Amount:

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Exhibit A

Form of

Power of Attorney

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IRREVOCABLE POWER OF ATTORNEY

David J. Campbell

Scott A. Gerard

Silvercrest Asset Management Group Inc.

1330 Avenue of the Americas, 38th Floor

New York, New York 10019

Attorneys-in-fact

The undersigned (“Seller”) is a limited partner of Silvercrest L.P., a Delaware limited partnership, and, pursuant to that certain Purchase and Sale Agreement, dated as of the date hereof (the “Purchase Agreement”), by and between Silvercrest Asset Management Group LLC, a Delaware corporation (the “Company”), has agreed, subject to the terms and conditions of the Purchase Agreement, to sell those certain Selling Class B Units (as defined in the Purchase Agreement) to the Company. The Seller acknowledges that the closing of the proposed sale of its Selling Class B Units is to occur immediately after the closing of the contemplated initial public offering (“IPO”), as described in that certain registration statement of the Company on Form S-1 (File No. 333-            ), as amended by the pre-effective amendments thereto, whereby shares of the Company’s Class A common stock, par value $0.01 per share, shall be offered and sold to the public.

1. In connection with the foregoing, Seller hereby, subject to paragraph 3, irrevocably constitutes and appoints David J. Campbell and Scott A. Gerard as attorneys-in-fact (individually, an “Attorney” and collectively, the “Attorneys”) of Seller, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of Seller with respect to all matters arising in connection with the sale Selling Class B Units by Seller including, but not limited to, the power and authority to take any and all of the following actions:

(a) to sell, assign and transfer to the Company pursuant to the Purchase Agreement the Selling Class B Units, at the purchase price per share to be paid by the Company pursuant to the Purchase Agreement;

(b) for the purpose of effecting such sale, to make, execute, deliver and perform Seller’s obligations under the Purchase Agreement;

(c) to take such actions and to give such orders and instructions as the Attorneys, or any one of them, in their or his sole discretion shall determine, with respect to the transfer of the Selling Class B Units on the books of the Company in order to effect the sale;

(d) to retain legal counsel in connection with any and all matters referred to herein;

(e) to endorse (in blank or otherwise) on behalf of Seller a stock power or powers, or any similar transfer instrument; and

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(f) to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, and amendments to the Purchase Agreement, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Selling Class B Units to the Company, as fully as could Seller if personally present and acting.

2. This Power of Attorney and all authority conferred hereby are granted and conferred for the purpose of completing the transactions contemplated by the Purchase Agreement. This Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by Seller, subject to the next paragraph, or by operation of law, whether by the death or incapacity of Seller (if Seller is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if Seller is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if Seller is a corporation or partnership), or by the occurrence of any other event.

3. If the IPO shall not have occurred on or before                     , or the IPO is abandoned by the Company before such date evidenced in writing by notice from the Company to you, then from and after such date, Seller shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys that this Power of Attorney has been terminated. Any revocation of power hereunder pursuant to a notice delivered in accordance with this paragraph is subject to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

4. Seller will immediately notify the Attorneys and the Company of the occurrence of any event which shall cause the representations and warranties of Seller contained herein or in the Purchase Agreement not to be true and correct during the period between the date hereof and the Closing Date (as such term is defined in the Purchase Agreement).

5. Seller ratifies all that the Attorneys, or any one of them, has done or shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

6. The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by Seller.

7. Seller agrees to hold the Attorneys free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder and not resulting from the gross negligence of the Attorneys. In no event shall either Attorney be liable for indirect, punitive, incidental or consequential damages, it is understood that the Attorneys shall serve without compensation. The obligations or this paragraph 7 shall survive any termination of this Power of Attorney.

8. This Power of Attorney constitutes a representation and warranty by Seller that Seller has, and at all times through the Closing Date will have, run legal right and power and all authorizations and approvals required by law to enter into this Power of Attorney and the Purchase Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Power of Attorney and the Purchase Agreement are, and at all times through the Closing Date will be, valid and binding obligations of Seller.

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9. Seller has reviewed the representations, warranties, statements and agreements to be made by Seller under the Purchase Agreement and does hereby represent, warrant and agree that (i) such representations, warranties and statements, insofar as they relate to Seller, are true and correct as of the date hereof and will be true and correct at all times through the Closing Date and (ii) such agreements, insofar as they relate to Seller, have (where applicable) been complied with as of the date hereof and will be complied with on and after the Closing Date.

10. The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Attorneys, and the Company and the representatives, agents and counsel of each of the foregoing.

11. This Power of Attorney shall not revoke any prior power of attorney granted by Seller, other than any power of attorney related to the Selling Class B Units that is the subject hereof.

12. THIS POWER OF ATTORNEY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

13. This Power of Attorney may be executed in any number of counterparts, including electronic counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument, it being understood that both parties need not sign the same counterpart.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Power of Attorney on the date first written above.

SELLER:

[Limited Partner]

State of                                                                  )

County of                                                              ) ss.

On this          day of                     , 2013,                                          (name of notary), personally appeared              who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the foregoing instrument and who acknowledged to me that he executed the same in his authorized capacity, and by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under penalty of perjury under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public

My Commission Expires

Attorney-in-Fact

Name: David J. Campbell

Name: Scott A. Gerard

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